UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2003

MATTSON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21970	77-0208119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bayview Drive

Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 657-5900

(Former name or former address, if changed since last report)

Portions Amended:

As previously reported by Mattson Technology, Inc. (“Mattson”), on March 17, 2003, Mattson and certain of its subsidiaries sold to SCP Global Technologies, Inc. (“SCP”) the business that Mattson had operated in developing, manufacturing, selling, and servicing wet surface preparation products for the preparation and cleaning of semiconductor wafers (the “Wet Business”). Mattson hereby amends Item 2 and Item 7 contained in the Current Report on Form 8-K filed by Mattson on April 1, 2003, to amend the pro forma financial information previously provided in Exhibit 99.2.

Except as set forth in Item 2 and Item 7, no other changes are made to Mattson’s Current Report on Form 8-K filed on April 1, 2003.

Item 2. Acquisition or Disposition of Assets

As reflected in the pro forma financial information filed as Exhibit 99.2 to this report, Mattson estimates its loss on the disposition of the Wet Business to be approximately $4.2 million.

Item 7. Financial Statements and Exhibits

(b)    Unaudited Pro Forma Financial Information

The revised unaudited pro forma financial information giving pro forma effect to the disposition by Mattson of the Wet Business as of December 31, 2002 are filed as Exhibit 99.2 hereto, amended in their entirety to revise and update certain of the amounts previously reported.

(c)    Exhibits.

Exhibit No.	Description

2.5*

Stock and Asset Purchase Agreement for Wet Products Division dated as of February 12, 2003, by and among Mattson Technology, Inc., a Delaware corporation, Mattson International, Inc., a Delaware corporation, Mattson Wet Products, Inc., a Pennsylvania corporation, Mattson Technology Finance, Inc., a Delaware corporation, and SCP Global Technologies, Inc., an Idaho corporation.

2.6*

First Amendment to Stock and Asset Purchase Agreement for Wet Products Division dated as of March 17, 2003, by and among Mattson Technology, Inc., a Delaware corporation, Mattson International, Inc., a Delaware corporation, Mattson Wet Products, Inc., a Pennsylvania corporation, Mattson Technology Finance, Inc., a Delaware corporation, and SCP Global Technologies, Inc., an Idaho corporation.

99.1*	Press release dated March 17, 2003

99.2	Unaudited Pro Forma Financial Information

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTSON TECHNOLOGY, INC.

Date: April 11, 2003	By:	/s/ Ludger Viefhues
Ludger Viefhues, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.5*

Stock and Asset Purchase Agreement for Wet Products Division dated as of February 12, 2003, by and among Mattson Technology, Inc., a Delaware corporation, Mattson International, Inc., a Delaware corporation, Mattson Wet Products, Inc., a Pennsylvania corporation, Mattson Technology Finance, Inc., a Delaware corporation, and SCP Global Technologies, Inc., an Idaho corporation.

2.6*

First Amendment to Stock and Asset Purchase Agreement for Wet Products Division dated as of March 17, 2003, by and among Mattson Technology, Inc., a Delaware corporation, Mattson International, Inc., a Delaware corporation, Mattson Wet Products, Inc., a Pennsylvania corporation, Mattson Technology Finance, Inc., a Delaware corporation, and SCP Global Technologies, Inc., an Idaho corporation.

99.1*	Press release dated March 17, 2003

99.2	Unaudited Pro Forma Financial Information

*Previously filed.